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                                 CONFORMED COPY

                         FIRST AMENDMENT AND WAIVER (this "Amendment") dated as
                    of November 13, 1998 under the Credit Agreement dated as of January 21, 1998 (the "Credit Agreement"), among FISHER SCIENTIFIC INTERNATIONAL INC. (the "Company"), certain Subsidiaries of the Company, the lenders from time to time party thereto, THE CHASE MANHATTAN BANK, as administrative agent, THE CHASE MANHATTAN BANK OF CANADA, as Canadian Administrative Agent, CHASE MANHATTAN INTERNATIONAL LIMITED, as U.K. Administrative Agent, MERRILL LYNCH CAPITAL CORPORATION, as Syndication Agent and DLJ CAPITAL FUNDING, INC. as Documentation Agent.

         A. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

         B. Pursuant to the Credit Agreement, the Banks have extended credit to the Borrowers, and have agreed to extend credit to the Borrowers, in each case pursuant to the terms and subject to the conditions set forth therein.

         C. The Company intends to issue new Senior Subordinated Notes in an aggregate principal amount not in excess of $200,000,000. The proceeds of such issuance of Senior Subordinated Notes will be used to repay all Revolving Loans outstanding on the Amendment Effective Date and to fund working capital needs which would historically have been funded through Permitted Receivables Financings. It is anticipated that the Company will use its increased availability under the Revolving Credit Facility and the Permitted Receivables Financings to finance the Acquisition described below as well as to acquire corporations which will become Wholly-Owned Subsidiaries.



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         D.   The Company intends to acquire on or prior to December 31, 1998, either directly or through Wholly-Owned Subsidiaries, a majority of the common stock of a certain European corporation (the "European Target") from the European Target's current majority owners. Following such acquisition, the Company intends to acquire the remaining outstanding shares of common stock in the European Target through a tender offer and a squeeze out merger. The transactions described in this paragraph D are collectively referred to herein as the "Acquisition".

         E. The Company has requested that the Banks amend the Credit Agreement and waive certain provisions of the Credit Agreement, in each case as set forth below.

         F. The Required Banks are willing to agree to such amendments and grant such waivers, in each case subject to the terms and conditions set forth herein.

         Accordingly, the parties hereto agree as follows:

         SECTION 1.   AMENDMENTS.

         (a) Clause (a) of Section 3.02 is hereby amended by deleting the last sentence thereof and substituting therefor the following sentence:

     "If, on any date, the Total Revolving Credit Commitment (as it may be reduced under this Section 3.02) is less than the Local Currency Sublimit, the Local Currency Sublimit for such date shall be deemed to be equal to the Total Revolving Credit Commitment as of such date."

         (b)   Clause (e) of Section 4.02(A) is hereby amended by:

         (i) inserting, after the words "PROVIDED, HOWEVER," in the fifteenth line thereof, "(i)"; and

        (ii) inserting immediately following "$5,000,000" in the fourth line from the bottom thereof the following:

         "and (ii) so long as no Default or Event of Default then exists, such net proceeds shall not




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         be required to be so applied on such Business Day to the extent that the Company has delivered a certificate to the Administrative Agent on or prior to such Business Day stating that such net proceeds shall be used to finance a Permitted Acquisition or Permitted Acquisitions within 360 days of the date of such issuance or sale of equity securities, and PROVIDED FURTHER, that (1) if all or any portion of such net proceeds not required to be applied to the repayment of Term Loans pursuant to the preceding proviso are not used (or contractually committed to be used) to finance a Permitted Acquisition or Permitted Acquisitions within 360 days, 50% of such remaining portion shall be applied on the last day of such period as a mandatory repayment of principal of outstanding Term Loans as provided above in this Section 4.02(A)(e) and (2) if all or any portion of such proceeds are not required to be applied on the 360th day referred to in clause (1) above because such amount is contractually committed to be used and subsequent to such date such contract is terminated or expires without such portion being so used, 50% of such remaining portion shall be applied on the date of such termination or expiration as a mandatory repayment of principal of outstanding Term Loans as provided in this
         Section 4.02(A)(e)"

         (c) Section 7 is hereby amended by inserting at the end thereof, the following new Section 7.13:

         "7.13 EUROPEAN TARGET. Within 90 days of the European Target becoming a Wholly-Owned Subsidiary of the Company, the Company shall cause the European Target or any successor entity to become a direct Wholly-Owned Subsidiary of the Company or of a Wholly-Owned Domestic Subsidiary of the Company."

         (d) clause (o) of Section 8.02 of the Credit Agreement is hereby amended by inserting immediately following the words "prior to the date of this Agreement" in the tenth line thereof, ", those assets and properties owned by SourceSys on October 31, 1998."



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                                       4



         (e) Clause (c) of Section 8.04 of the Credit Agreement is hereby amended by deleting "$400,000,000" in the third line from the bottom thereof and substituting therefor "$600,000,000".

         (f)   Section 8.06 of the Credit Agreement is hereby amended by:

               (i) inserting the words "and investments permitted by clause (p) below" immediately following the words "Initial Borrowing Date" and within the parenthetical in the fifth line of clause (l) thereof;

              (ii) deleting at the end of clause (n) thereof the word "and";

             (iii) deleting the period at the end of clause (o) thereof and substituting therefor "(determined for each such investment as of the date of such investment);"; and

              (iv) inserting at the end thereof the following new clauses (p),
         (q) and (r):

                    "(p) the Company and/or its Wholly-Owned Subsidiaries may
               acquire and own the capital stock of the European Target, PROVIDED that the aggregate amount of investments in the capital stock of the European Target (as determined for each such investment as of the date of such investment) under this clause
               (p) shall not exceed $160,000,000, PROVIDED, FURTHER that (i) the European Target was, immediately prior to such acquisition, engaged primarily in the business permitted pursuant to Section 8.01, (ii) any Liens or Indebtedness assumed or issued in connection with such acquisition are otherwise permitted under
               Section 8.03 or 8.04, as the case may be, and (iii) the Company and its Subsidiaries are in compliance, on a pro forma basis after giving effect to such acquisition, with the covenants contained in Sections 8.09, 8.10, 8.11 and 8.12;


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                    (q) the Company may make intercompany loans and advances to any Subsidiary of the Company, PROVIDED that (w) at no time shall the aggregate outstanding principal amount of all intercompany loans and advances made pursuant to this clause (q) exceed $160,000,000 (determined without regard to any write-downs or write-offs of such loans and advances), (x) the proceeds of all such intercompany loans and advances shall be used solely to purchase capital stock of the European Target pursuant to the requirements of clause (p) above, (y) each such intercompany loan shall be evidenced by an Intercompany Note and (z) each such Intercompany Note shall be pledged to the Collateral Agent pursuant to the Pledge Agreement to the extent provided in
               Section 7.12; and

                    (r) the Company or any Subsidiary may acquire and hold a
               note of Fisher Technology Group (or any successor thereto) in a principal amount not in excess of $10,000,000 and may hold any equity interest in the Fisher Technology Group (or any successor thereto) arising from such note (provided no additional consideration is paid by the Company and its Subsidiaries in exchange for such equity interest)."

         (g)   Section 8.07 of the Credit Agreement is hereby amended by:

               (i) deleting at the end of clause (e) thereof the word "and";

              (ii) deleting the period at the end of clause (f) thereof and substituting therefor "; and"; and

             (iii) inserting immediately following clause (f) thereof the following new clause (g):


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                    "(g) the Company and its Subsidiaries will be permitted to make payments in respect of the purchase or redemption of publicly held shares of the European Target in an aggregate amount not in excess of $60,000,000."

         (h)   Section 10(A) is hereby amended by:

               (i) deleting the definition of "Local Currency Sublimit" in its entirety and substituting therefor the following new definition:

                    "'Local Currency Sublimit' shall mean, as of any date, the sum (a) of $80,000,000 and (b) the aggregate principal amount, not in excess of $95,000,000, of all Local Currency Loans outstanding or made on such date the proceeds of which were, or will be on such date, used to finance the purchase of the capital stock of the European Target or to refinance such Local Currency Loans."

              (ii) inserting ", SourceSys" after the words "a Wholly-Owned Subsidiary" in the penultimate line of the definition of "Fisher Technology Group"; and

             (iii) inserting in the appropriate alphabetical order the following definitions:

                    "'European Target' shall mean a certain corporation
               organized under the laws of a member country of the European Economic Community and previously identified to the Administrative Agent."

                    "'SourceSys' means SourceSys, Inc., a Delaware corporation."

     SECTION 2.   WAIVERS. (a) The Required Banks hereby waive the provisions of
Section 8.02 and 8.15 to the extent and only to the extent necessary to permit the Company and its Wholly-Owned Subsidiaries to acquire capital


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stock of the European Target pursuant to the Acquisition; and

         (b) The Required Banks hereby waive the provisions of Section 8.06 to the extent and only to the extent necessary to permit the European Target to hold from the date the European Target becomes a Subsidiary of the Company to a date one week thereafter, investments in marketable securities which the European Target holds on the date on which it becomes a Subsidiary of the Company (the "Target Investments"); PROVIDED THAT if (i) the aggregate market value of the Target Investments, determined as of the date that is one week after the European Target becomes a Subsidiary, is less than (ii) 90% of the aggregate market value for the Target Investments, determined as of November 10, 1998, the European Target may hold the Target Investments through the date that is one year after it becomes a Subsidiary of the Company.

         SECTION 3. REPRESENTATIONS AND WARRANTIES. Each of the Borrowers hereby represents and warrants to each Bank, on and as of the date hereof, that:

         (a) This Amendment has been duly authorized, executed and delivered by each Borrower, and each of this Amendment and the Credit Agreement as amended by this Amendment constitutes a legal, valid and binding obligation of each Borrower, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

         (b) The representations and warranties of the Borrowers contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof.

         (c) After giving effect to this Amendment, no Default has occurred and is continuing.


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                                       8



         SECTION 4. EFFECTIVENESS. This Amendment shall become effective on the date (the "Amendment Effective Date") that each of the following conditions is met:

         (a) The Administrative Agent shall have received counterparts hereof signed by each of the Borrower and the Required Banks.

         (b) The Company shall have received at least $150,000,000 in gross cash proceeds (other than the gross cash proceeds received by the Company on the Initial Borrowing Date) from the issuance of Senior Subordinated Notes pursuant to a Senior Subordinated Note Indenture conforming to the requirements of
Section 8.04(c) of the Credit Agreement as amended hereby.

         (c)   There shall be no Revolving Loans outstanding.

         (d) The Administrative Agent shall have received interest, fees and other amounts due and payable under this Amendment and the Credit Agreement on or prior to the Amendment Effective Date including, to the extent invoiced, all reasonable out of pocket costs and expenses of the Administrative Agent (including, without limitation, the reasonable fees of Cravath, Swaine & Moore, counsel for the Administrative Agent).

         SECTION 5. EXPENSES. The Company acknowledges that Section 12.01 of the Credit Agreement applies to this Amendment and hereby agrees to pay all out-of-pocket expenses reasonably incurred by the Administrative Agent, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent, in connection with the preparation, execution and delivery of this Amendment.

         SECTION 6. MISCELLANEOUS. (a) This Amendment constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

         (b) Section headings used herein are for convenience of reference only and are not to affect the


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                                       9



construction of, or to be taken into consideration in interpreting, this Amendment.

         (c) THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         (d) Each reference to a party hereto shall be deemed to include its successors and assigns, all of whom shall be bound by this Amendment and to whose benefit the provisions of this Amendment shall inure.

         (e) This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument.

         (f) Except as specifically amended or modified hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof.


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

                                     FISHER SCIENTIFIC INTERNATIONAL INC.,


                                     By: /s/ Todd M. Duchene
                                         ---------------------------------------
                                         Name: Todd M. Duchene
                                         Title: Vice President, General Counsel,
                                                Secretary



                                     FISHER  SCIENTIFIC U.K., LIMITED,


                                     By: /s/ Denis N. Maiorani
                                         ---------------------------------------
                                         Name: Denis N. Maiorani
                                         Title: Administrateur



                                     FISHER SCIENTIFIC LIMITED,


                                     By: /s/ Todd M. Duchene
                                         ---------------------------------------
                                         Name: Todd M. Duchene
                                         Title: Vice President, General Counsel,
                                                Secretary



                                     ACROS ORGANICS N.V.,


                                     By: /s/ Denis N. Maiorani
                                         ---------------------------------------
                                         Name: Denis N. Maiorani
                                         Title: Administrateur



                                     FISHER SCIENTIFIC S.A.,


                                     By: /s/ Denis N. Maiorani
                                         ---------------------------------------
                                         Name: Denis N. Maiorani
                                         Title: Administrateur

                                     FISHER SCIENTIFIC GmbH,


                                     By: /s/ Paul M. Meister
                                         ---------------------------------------
                                         Name: Paul M. Meister
                                         Title: Senior Vice President



                                     FISHER SCIENTIFIC KOREA LTD.,


                                     By: /s/ Richard A. Lukianuk
                                         ---------------------------------------
                                         Name: Richard A. Lukianuk
                                         Title: Attorney-in-Fact



                                     FISHER SCIENTIFIC B.V.,


                                     By: /s/ Richard A. Lukianuk
                                         ---------------------------------------
                                         Name: Richard A. Lukianuk
                                         Title: Attorney-in-Fact



                                     CASA ROCAS S.A. DE C.V.,


                                     By: /s/ Denis N. Maiorani
                                         ---------------------------------------
                                         Name: Denis N. Maiorani
                                         Title: Administrateur


                                     FISHER GENERAL SCIENTIFIC(S) Pte Ltd.,


                                     By: /s/ Richard A. Lukianuk
                                         ---------------------------------------
                                         Name: Richard A. Lukianuk
                                         Title: Attorney-in-Fact



                                     STRATEGIC SOURCING AND PROCUREMENT
                                     SERVICES Pte Ltd.,


                                     By: /s/ Richard A. Lukianuk
                                         ---------------------------------------
                                         Name: Richard A. Lukianuk
                                         Title: Attorney-in-Fact

                                     FISHER SCIENTIFIC ASIAWIDE Pte Ltd.,

                                     By: /s/ Denis N. Maiorani
                                         ---------------------------------------
                                         Name: Denis N. Maiorani
                                         Title: Administrateur



                                     GENERAL SCIENTIFIC COMPANY (S) Sdn Bhd,


                                     By: /s/ Richard A. Lukianuk
                                         ---------------------------------------
                                         Name: Richard A. Lukianuk
                                         Title: Attorney-in-Fact



                                     WINIGER AG,

                                     By: /s/ Denis N. Maiorani
                                         ---------------------------------------
                                         Name: Denis N. Maiorani
                                         Title: Administrateur